                                                                    EXHIBIT 4.1

      COMMON STOCK          [NETOBJECTS LOGO]            COMMON STOCK

   NO.                                          SHARES

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 641146 10 2


This Certifies that




is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                             NETOBJECTS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

        /s/ Alan B. Kalin                          /s/ Samir Arora
           SECRETARY                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                      [NETOBJECTS SEAL]


COUNTERSIGNED AND REGISTERED:
BANKBOSTON, N.A.
TRANSFER AGENT AND REGISTRAR

BY [illegible]

AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   --   as tenants in common
     TEN ENT   --   as tenants by the entireties
     JT TEN    --   as joint tenants with right of
                    survivorship and not as tenants
                    in common


UNIF GIFT MIN ACT   --   ......................... Custodian .................
                                 (Cust)                           (Minor)
                         under Uniform Gifts to Minors
                         Act .................................................
                                                         (State)
UNIF TRF MIN ACT    --   ................. Custodian (until age ........)
                             (Cust)
                         ..................... under Uniform Transfers
                                  (Minor)
                         to Minors Act ......................................
                                                                (State)

   Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,__________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         Shares
------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------------

                                    X----------------------------------------

                                    X----------------------------------------
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN
                                    EVERY PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By -------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.


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  AMERICAN BANK NOTE COMPANY    MAR 23, 1999 fm
  3504 ATLANTIC AVENUE
  SUITE 12
  LONG BEACH, CA 90807                 004484bk
  (562) 989-2333
  (FAX) (562) 426-7450           Proof_____ NEW
-------------------------------------------------